SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
              Proxy Statement Pursuant to Section 14(a) Securities
                              Exchange Act of 1934

Filed by the Registrant |_|

Filed by a party other than the Registrant

         Check the appropriate box:

[ ]      Preliminary Proxy Statement

[ ]      Confidential, for Use of the Commission Only
           (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[X]      Definitive Additional Materials

[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       REAL ESTATE ASSOCIATES LIMITED III

                (Name of Registrant as Specified in Its Charter)

                             BOND PURCHASE, L.L.C.

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

[X]      No fee required

[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4)and 0-11.


         (1) Title of each class of securities to which transaction applies:

         (2) Aggregate number of securities to which transactions applies:


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         (3) Per unit price or other  underlying  value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined.)

         (4) Proposed maximum aggregate value of transaction:

         (5) Total Fee paid:

[ ]      Fee paid previously with preliminary materials

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount previously paid:

         (2) Form, Schedule or Registration Statement No.:

         (3) Filing party:

         (4) Date filed:

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                              Bond Purchase, L.L.C.
                                 104 Armour Road
                           North Kansas City, MO 64116

TO:               Real Estate Associates Limited III, Limited Partners

FROM:             Bond Purchase, LLC

DATE:             April 16, 2001
--------------------------------------------------------------------------------

We are writing to you as a fellow limited partner in Real Estate Associates Limited III. You should have previously received a Consent Solicitation Statement from us requesting your consent to remove NAPICO as our General Partner. Although responses to date have been overwhelmingly positive, we still need your help to remove NAPICO. The greatest problem in removing a General Partner in a partnership like ours, that has many small investors, is convincing each of you that your consent is important. We need you to take the time to fill out and return the Consent. Please consider the following track record of NAPICO:

         1) In your just received partnership K-1, you were allocated interest income (Line 4A). Despite not receiving any cash distributions during 2000, each limited partner is now forced to pay taxes on this income that has been held by our partnership.

         2) NAPICO has refused Bond Purchase, LLC access to the books and records. We are always concerned when a General Partner refuses to follow the partnership agreement which provides this right. We wonder if NAPICO is hiding something.

         3) Our partnership has made no distributions since the sale of some of our assets. We have asked NAPICO repeatedly why no distributions have been made when our partnership has cash in the bank of $5,655,763 at 12/31/00. This is almost $1,000 a unit.

         4)  NAPICO has past legal and SEC problems. Consider:

             a) In the Century  Hillcreste  Partnership,  NAPICO  and several of
                NAPICO's officers entered into an administrative cease and desist order with the SEC in connection with borrowing of funds from the partnership's cash balances and not disclosing this in connection with its periodic public reporting obligations. b) The current class action lawsuit against NAPICO which has been certified by the court regarding our partnership.

         5) Despite prohibitions against loans to NAPICO, our partnership had an account receivable from NAPICO at the end of 1999.

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April 16, 2001                                                          Page Two

If New G.P., LLC is elected, we are committed to:

         1) Complete review of the books and records. We plan to closely inspect all related party transactions and sales of partnership assets made by NAPICO.

         2) Start Cash Distributions. We plan to immediately assess cash needs and distribute as much of the $1,000 a unit as possible. Remember, Bond Purchase owns almost 5% of the units and our interests are aligned with the limited partners.

         3) Assist the class action lawsuit and look for recoveries of any damages from NAPICO and their affiliates.

         4) Determine how to liquidate the partnership and distribute all proceeds so that on-going and continuing management fees will not deplete partnership funds until no assets are left. This would also eliminate future K-1's and IRS reporting.

This letter is being mailed to limited partners of the Partnership on or about Monday, April 16, 2001.

Please sign, date and return the enclosed Consent to remove NAPICO as General Partner and to replace NAPICO with our affiliate New, G.P. as promptly as possible. If you have any questions, please do not hesitate to contact Bond Purchase at (816) 303-4500.

If you have already responded, please disregard this request.

                                (Form of Consent)

                       Real Estate Associates Limited III
              a California Limited Partnership (the "Partnership")

                           CONSENT OF LIMITED PARTNER

              This Consent is Solicited on Behalf of Bond Purchase

The undersigned has received the Consent Solicitation Statement dated March 13, 2001 ("Consent Solicitation Statement") by Bond Purchase, L.L.C., a Missouri limited liability company ("Bond Purchase."), seeking the approval by written consent of the following proposals:

(1)  the  removal  of  the  current  general  partners,   National   Partnership
Investments Corp., a California corporation and Coast Housing Investments Associates, a California limited partnership; and

(2) the continuation of the Partnership and the election of New G.P. as the new general partner of the Partnership (which is conditioned on the approval of proposal (1) above).

Each of the undersigned, by signing and returning this Consent, hereby constitutes and appoints Bond Purchase, acting through its officers and employees as his or her attorney-in-fact for the purposes of executing any and all documents and taking any and all actions required under the Partnership Agreement in connection with this Consent and the Consent Solicitation Statement or in order to implement an approved proposal; and hereby votes all limited partnership interests of the Partnership held of record by the undersigned as follows for the proposals set forth above, subject to the Consent Solicitation Statement.

Proposal                                     FOR       AGAINST       ABSTAIN

1. Removal of General Partners               [ ]         [ ]           [ ]

2. Continuation of the Partnership
   and election of new general partner,
   New G.P.                                  [ ]         [ ]           [ ]

(Please sign exactly as your name appears on the Partnership's records. Joint owners should each sign. Attorneys-in-fact, executors, administrators, trustees, guardians, corporation officers or others acting in representative capacity should indicate the capacity in which they sign and should give FULL title, and submit appropriate evidence of authority to execute the Consent)

Dated: _______________, 2001
(Important - please fill in)


------------------------                     ----------------------------
PRINT Registered Name                        PRINT Registered Name

------------------------                     ----------------------------
Signature                                    Signature

                                             ----------------------------
                                             Telephone Number

PLEASE MARK, SIGN, DATE & PROMPTLY RETURN THIS CONSENT BY APRIL 30, 2001.

THIS CONSENT IS SOLICITED BY BOND PURCHASE. LIMITED PARTNERS WHO RETURN A SIGNED CONSENT BUT FAIL TO INDICATE THEIR APPROVAL OR DISAPPROVAL AS TO ANY MATTER WILL BE DEEMED TO HAVE VOTED TO APPROVE SUCH MATTER. THIS CONSENT IS VALID FROM THE DATE OF ITS EXECUTION UNLESS DULY REVOKED.



                       REAL ESTATE ASSOCIATES LIMITED III
              a California Limited Partnership (the "Partnership")


                           CONSENT OF LIMITED PARTNER

         Deliveries of Consents, properly completed and duly executed, should be made to Bond Purchase at the address set forth below. A prepaid, return envelope is included herewith.

         Questions and requests for assistance about procedures for consenting or other matters relating to this Solicitation may be directed to Bond Purchase at the address and telephone number listed below. Additional copies of this Consent Solicitation Statement and form of Consent may be obtained from Bond Purchase as set forth below.





                              Bond Purchase, L.L.C.
                                 104 Armour Road
                        North Kansas City, Missouri 64116

                                 (816) 303-4500


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